EXHIBITS

99.1      Press Release Issued by the Registrant on February 17, 1999.

                                                                    EXHIBIT 99.1

Contacts: Greg Byrne                                     Stefanie King
          U.S. Timberlands Company, L.P.                 Edelman Financial
          (212) 755-1100                                 (212) 704-8291

   U.S. Timberlands Reports Fourth Quarter and Year-End Cash Flow and Earnings

   Company to Revise Second and Third Quarter Financial Statements to Reflect
    Deferral of Approximately $4.8 Million of Previously Reported Revenue and
                                    EBITDDA

New York, New York, February 17, 1999 -- U.S. Timberlands Company, L.P. (Nasdaq:
TIMBZ) today announced cash flow and operating results for the fourth quarter and year ended December 31, 1998 and its decision to revise its second and third quarter results to reflect the deferral of approximately $4.8 million of previously reported 1998 second and third quarter revenues and EBITDDA.

Cash flow for the fourth quarter of 1998, as measured by EBITDDA, was $12.8 million, or $0.98 per unit, compared to cash flow of $28.7 million, or $2.18 per unit, for the fourth quarter of 1997. EBITDDA is defined as operating income plus depletion, depreciation, road amortization and cost of timber and property sales. The Company reported net income for the fourth quarter of $0.6 million, or $0.05 per unit, compared with net income before extraordinary item of $5.5 million, or $0.42 per unit, for the same period in 1997. Fourth quarter 1997 results include a $5.8 million non-cash charge for the write-off of deferred financing costs in connection with the retirement of certain debt upon completion of U.S. Timberlands' initial public offering in November 1997. Adjusted for this extraordinary item, U.S. Timberlands reported a net loss of $0.3 million or a loss of $0.02 per unit in the fourth quarter of 1997. Included in the 1998 fourth quarter net income is $0.9 million of income from the partial reversal of $1.9 million of non-cash charges taken in 1998 and 1997 to mark-to-market a financial instrument in accordance with FAS 80. In the fourth quarter of 1997, a $0.6 million non-cash charge was taken to mark the financial instrument to market. The term of the financial instrument expires in 1999. Revenues for the fourth quarter of 1998 were $20.4 million compared with $36.3 million for the same period in 1997. Revenues for the fourth quarter of 1997 included $11.7 million from the sale of timberlands.

Cash flow for the full year 1998, as measured by EBITDDA, was $44.2 million, or $3.37 per unit, compared to cash flow of $53.3 million, or $4.06 per unit, for the same period of 1997. The Company reported a net loss in 1998 of $6.4 million, or a loss of $0.49 per unit, compared with a

                                     -more-
loss before extraordinary item of $1.4 million, or a loss of $0.10, for the same period in 1997. Results for the year ended 1997 included $9.3 million in non-cash charges for the write-off of deferred financing costs related to extinguishment of debt. Adjusted for this extraordinary item, U.S. Timberlands reported a net loss of $10.7 million, or a loss of $0.82 per unit for 1997. Revenues for the full year 1998 were $71.3 million compared with $77.3 million for the same period in 1997.

As previously announced, the fourth quarter distribution to Unitholders of $.50 per unit was paid on February 12, 1999 to Unitholders of record as of February 2, 1999.

The Company also announced today that during its year end audit, it was determined that $5.5 million of revenue under certain stumpage contacts should be deferred from 1998 into subsequent years. Of this amount, $4.8 million had been recognized in the second and third quarters of 1998, and $0.7 million applied to the fourth quarter of 1998. During 1998, the Company, with the counsel of its then existing accounting firm and legal counsel, developed a stumpage contract by which the Company recognized revenue at contract execution and achieved capital gains treatment under such contracts when the purchasers actually removed the timber from U.S. Timberlands' property. The Company is party to six such contracts. Each contract allows the purchaser, over a two-year period, to remove all specified timber in designated portions of the Company's forests. The contracts provide for an initial payment with additional monies paid as timber is removed at agreed upon unit prices, with specific liquidated damages in the event that the purchaser does not remove all of the specified timber by contract expiration. Management expects that substantially all deferred revenues will be recognized in 1999.

The deferral of the stumpage contract revenues caused the Company to be in non-compliance with certain of its bank covenants at year-end. The required majority of the banks have waived such non-compliance so that the Company is not in default under its credit agreement with the banks. In exchange for the waiver, the Company agreed that future borrowings in excess of $2.0 million will require the consent of the majority of the banks. The Company currently has no borrowings outstanding under its credit agreement with the banks and it had no outstanding borrowings at year-end. Management believes the Company has access to adequate resources to meet all its operating and distribution obligations for the next year.

John M. Rudey, Chairman, President and Chief Executive Officer, stated, "We are pleased with our operating performance during 1998 and the progress we have made in implementing a new and comprehensive management information, reporting and control system. Our new management team is prepared to take advantage of a number of business opportunities that will allow the Company to diversify and expand into new areas that should be accretive to cash flow."

U.S. Timberlands Company, L.P. owns 617,000 fee acres of timberland and cutting rights on 3,000 acres of timberland containing total merchantable timber volume estimated to be approximately 2.0 billion board feet in Oregon east of the Cascade Range. U.S. Timberlands specializes in the growing of trees and the sale of logs and standing timber. Logs harvested from the timberlands are sold to unaffiliated domestic conversion facilities. These logs are processed

                                     -more-
for sale as lumber, molding products, doors, millwork, commodity, specialty and overlaid plywood products, laminated veneer lumber, engineered wood I-beams, particleboard, hardboard, paper and other wood products. These products are used in residential, commercial and industrial construction, home remodeling and repair and general industrial applications as well as a variety of paper products. U.S. Timberlands also owns and operates its own seed orchard and produces approximately five million conifer seedlings annually from its nursery, approximately two hundred fifty thousand of which are used for its own internal reforestation programs, with the balance sold to other forest products companies.

Certain information discussed in this press release may constitute forward-looking statements within the meaning of the federal securities law. Although U.S. Timberlands believes that expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected. Such risks, trends and uncertainties include the highly cyclical nature of the forest products industry, economic conditions in export markets, the possibility that timber supply could increase if governmental, environmental or endangered species policies change, and limitations on U.S. Timberlands' ability to harvest its timber due to adverse natural conditions or increased governmental restrictions. For a more complete description of factors which could impact U.S. Timberlands and the statements contained herein, reference should be made to U.S. Timberlands' filings with the United States Securities and Exchange Commission.

                        (financial statements to follow)

                         U.S. TIMBERLANDS COMPANY, L.P.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   (In Thousands, Except Per Unit Information)
                                   (Unaudited)

                                                                Quarter Ended December 31,
                                                                    1998           1997
                                                               ------------    ------------
Revenues                                                       $     20,417    $     36,288

Cost and expenses:
     Cost of goods sold                                               4,237           5,440
     Cost of timber and property sales                                 --             7,555
     Depletion, depreciation and road amortization                    7,448           6,545
     Silviculture                                                       321             237
     Selling, general and administrative                              3,047           1,950
                                                               ------------    ------------
         Total cost and expenses                                     15,053          21,727
                                                               ------------    ------------
     Operating income                                                 5,364          14,561
Interest expense                                                      5,497           7,503
Interest income                                                        (121)           (260)
Financing fees                                                          169           1,239
Other (income) expense - net                                           (829)            622
                                                               ------------    ------------
     Income before extraordinary item                                   648           5,457
Extraordinary item -- loss on extinguishment of debt                     --           5,766
                                                               ------------    ------------

                                                               ------------    ------------
     Net income (loss)                                         $        648    $       (309)
                                                               ============    ============
     Income per Unit (before extraordinary item in 1997) (A)   $       0.05    $       0.42
                                                               ============    ============
     Units outstanding (A)                                       12,859,607      12,859,607
                                                               ============    ============
     EBITDDA(B)                                                $     12,812    $     28,661
                                                               ============    ============
     EBITDDA per Unit (A)                                      $       0.98    $       2.18
                                                               ============    ============

(A) Units outstanding used to compute net income (loss) and EBITDDA per unit are based on the weighted average number of units outstanding. The 1997 weighted average units outstanding assumes that the units issued in the Company's initial public offering were issued as of January 1, 1997. Calculations of per unit amounts are made after giving effect to the General Partner's allocation of net income (loss) or EBITDDA.

(B) EBITDDA is defined as operating income plus depletion, depreciation, road amortization and cost of timber and property sales.

                         U.S. TIMBERLANDS COMPANY, L.P.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   (In Thousands, Except Per Unit Information)

                                                           Twelve Months Ended December 31,
                                                           --------------------------------
                                                                 1998            1997
                                                             ------------    ------------
                                                              (Unaudited)
Revenues                                                     $     71,324    $     77,345
Cost and expenses:
     Cost of goods sold                                            15,950          16,885
     Cost of timber and property sales                              5,917           8,746
     Depletion, depreciation and road amortization                 21,938          17,303
     Silviculture                                                     733             893
     Selling, general and administrative                           10,462           6,250
                                                             ------------    ------------
         Total cost and expenses                                   55,000          50,077
                                                             ------------    ------------
     Operating income                                              16,324          27,268
Interest expense                                                   22,182          25,321
Interest income                                                      (460)         (1,452)
Financing fees                                                        675           4,193
Other (income) expense - net                                          310             574
                                                             ------------    ------------
     Loss before extraordinary item                                (6,383)         (1,368)

Extraordinary item -- loss on extinguishment of debt                   --           9,337
                                                             ------------    ------------
      Net loss                                               $     (6,383)   $    (10,705)
                                                             ============    ============
     Loss per Unit (before extraordinary item in 1997) (A)   $      (0.49)   $      (0.10)
                                                             ============    ============
     Units outstanding (A)                                     12,859,607      12,859,607
                                                             ============    ============
     EBITDDA (B)                                             $     44,179    $     53,317
                                                             ============    ============
     EBITDDA per Unit (A)                                    $       3.37    $       4.06
                                                             ============    ============

(A) Units outstanding used to compute net loss and EBITDDA per unit are based on the weighted average number of units outstanding. The 1997 weighted average units outstanding assumes that the units issued in the Company's initial public offering were issued as of January 1, 1997. Calculations of per unit amounts are made after giving effect to the General Partner's allocation of net loss or EBITDDA.

(B) EBITDDA is defined as operating income plus depletion, depreciation, road amortization and cost of timber and property sales.

                         U.S. TIMBERLANDS COMPANY, L.P.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                             December 31,     December 31,
                                                                 1998            1997
                                                             ------------     ------------
                                                              (Unaudited)
Assets
Current assets:
     Cash and cash equivalents                               $      4,824    $     10,625
     Accounts receivable -- net                                     1,527           2,526
     Prepaid and other                                              2,717           1,781
                                                             ------------    ------------
         Total current assets                                       9,068          14,932

Timber, timberlands and roads - net                               332,593         359,349
Seed orchard and nursery stock                                      1,883           1,828
Property, plant and equipment - net                                 1,155           1,261
Long term receivable                                                   --           1,171
Deferred financing fees                                             5,998           6,673
                                                             ------------    ------------
         Total assets                                        $    350,697    $    385,214
                                                             ============    ============
Liabilities
Current liabilities:
     Accounts payable and accrued liabilities                $      6,052    $      7,353
     Deferred revenue                                               1,614           5,744
                                                             ------------    ------------
         Total current liabilities                                  7,666          13,097

Long-term debt                                                    225,000         225,000

Minority interest                                                   1,180           1,471

Partners' Capital
Partners' capital                                                 116,851         145,646
                                                             ------------    ------------
     Total liabilities and partners' capital                 $    350,697    $    385,214
                                                             ============    ============

                         U.S. TIMBERLANDS COMPANY, L.P.
                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (In Thousands)

                                                           Twelve Months Ended December 31,
                                                           --------------------------------
                                                                 1998            1997
                                                             ------------    ------------
                                                             (Unaudited)
Cash Flows From Operating Activities:
Net loss                                                     $     (6,383)   $    (10,705)

Adjustments to reconcile net loss to net cash
provided by operating activities:
     Depreciation, depletion, road amortization and
      cost of timberland sold                                      27,855          26,775
     Deferred financing fees                                          675           9,148
     Other non-cash items                                             361             630
     Working capital changes - net                                 (6,134)            435
                                                             ------------    ------------
Net cash provided by operating activities                          16,374         26, 283

Cash Flows From Investing Activities:
     Ochoco acquisition                                                --        (110,873)
     Timber and road additions - net                                 (348)           (534)
     Repayment of receivable from affiliate                            --          10,000
     Capitalized seed orchard and nursery costs - net                (263)           (240)
     Purchase of property, plant and equipment - net                  (33)           (319)
     Proceeds from  sale of logging equipment                          --             400
                                                             ------------    ------------
Net cash used in investing activities                                (644)       (101,566)

Cash Flows From Financing Activities:
     Long-term borrowings                                              --         510,000
     Repayment of long-term borrowings                                 --        (590,000)
     Deferred financing fees                                           --         (12,720)
     Partner Contribution                                              --               1
     Distribution to Unitholders                                  (22,701)             --
     Distribution to member                                            --          (1,191)
     Long term notes receivable - net                               1,170              --
     Common Units Offering costs                                       --         (16,922)
     Common Units Offering proceeds                                    --         180,127
                                                             ------------    ------------
Net cash (used in) or provided by financing activities            (21,531)         69,295
                                                             ------------    ------------

Decrease in cash and cash equivalents                              (5,801)         (5,988)
Cash and cash equivalents - beginning of period                    10,625          16,613
                                                             ------------    ------------
Cash and cash equivalents - end of period                    $      4,824    $     10,625
                                                             ============    ============

                         U.S. TIMBERLANDS COMPANY, L.P.
        CONDENSED RESTATED QUARTERLY CONSOLIDATED STATEMENT OF OPERATIONS
                   (In Thousands, Except Per Unit Information)
                                   (Unaudited)

                                                               Quarter Ended June 30, 1998
                                                    -----------------------------------------------
                                                    As Previously
                                                       Reported     Adjustments (C)     Restated
                                                    -------------   ---------------    ------------
Revenues                                            $     21,814      $     (3,192)   $     18,622
Cost and expenses:
    Cost of goods sold                                     4,246              (232)          4,014
    Cost of timber and property sales                      5,917               --            5,917
    Depletion, depreciation and road amortization          5,173            (1,216)          3,957
    Silviculture                                              --               235             235
    Selling, general and administrative                    1,763                (3)          1,760
                                                    ------------      ------------    ------------
        Total cost and expenses                           17,099            (1,216)         15,883
                                                    ------------      ------------    ------------
    Operating income                                       4,715            (1,976)          2,739
Interest expense                                           5,635                --           5,635
Interest income                                              (94)               --             (94)
Financing fees                                               169                --             169
Other (income) expense - net                                 (85)               --             (85)
                                                    ------------      ------------    ------------
    Net Loss                                        $       (910)     $     (1,976)   $     (2,886)
                                                    ============      ============    ============
    Loss per Unit (A)                               $      (0.07)     $      (0.15)   $      (0.22)
                                                    ============      ============    ============
    Units outstanding (A)                             12,859,607                --      12,859,607
                                                    ============      ============    ============
    EBITDDA (B)                                     $     15,804      $     (3,192)   $     12,612
                                                    ============      ============    ============
    EBITDDA per Unit (A)                            $       1.20      $      (0.24)   $       0.96
                                                    ============      ============    ============

      (A) Units outstanding used to compute net loss and EBITDDA per unit are based on the weighted average number of units outstanding. Calculations of per unit amounts are made after giving effect to the General Partner's allocation of net loss or EBITDDA.

      (B) EBITDDA is defined as operating income plus depletion, depreciation, road amortization and cost of timber and property sales.

      (C)The adjustment is the effect of deferring the recognition of revenue from certain stumpage contracts to the period when the timber is harvested. Revenues from these contracts were previously reported in the period the contracts were executed.

                         U.S. TIMBERLANDS COMPANY, L.P.
        CONDENSED RESTATED QUARTERLY CONSOLIDATED STATEMENT OF OPERATIONS
                   (In Thousands, Except Per Unit Information)
                                   (Unaudited)

                                                            Quarter Ended September 30, 1998
                                                    ----------------------------------------------
                                                    As Previously
                                                       Reported     Adjustments (C)     Restated
                                                    -------------   ---------------   ------------
Revenues                                            $     26,096     $     (1,568)    $     24,528
Cost and expenses:
     Cost of goods sold                                    5,024               --            5,024
     Cost of timber and property sales                        --               --               --
     Depletion, depreciation and road amortization         8,561             (787)           7,774
     Silviculture                                            200               --              200
     Selling, general and administrative                   2,026               --            2,026
                                                    ------------     ------------     ------------
         Total cost and expenses                          15,811             (787)          15,024
                                                    ------------     ------------     ------------
     Operating income                                     10,285             (781)           9,504
Interest expense                                           5,587               --            5,587
Interest income                                             (116)              46              (70)
Financing fees                                               169               --              169
Other (income) expense - net                               1,248               --            1,248
                                                    ------------     ------------     ------------
     Net Income                                     $      3,397     $       (827)    $      2,570
                                                    ============     ============     ============
     Income per Unit (A)                            $       0.26     $      (0.06)    $       0.20
                                                    ============     ============     ============
     Units outstanding (A)                            12,859,607               --       12,859,607
                                                    ============     ============     ============
     EBITDDA (B)                                    $     18,846     $     (1,568)    $     17,278
                                                    ============     ============     ============
     EBITDDA per Unit (A)                           $       1.44     $      (0.12)    $       1.32
                                                    ============     ============     ============

      (A) Units outstanding used to compute net income and EBITDDA per unit are based on the weighted average number of units outstanding. Calculations of per unit amounts are made after giving effect to the General Partner's allocation of net income or EBITDDA.

      (B) EBITDDA is defined as operating income plus depletion, depreciation, road amortization and cost of timber and property sales.

      (C)The adjustment is the effect of deferring the recognition of revenue from certain stumpage contracts to the period when the timber is harvested. Revenues from these contracts were previously reported in the period the contracts were executed.

                         U.S. TIMBERLANDS COMPANY, L.P.
                 CONDENSED RESTATED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)
                                   (Unaudited)

                                                                     June 30, 1998
                                                    ------------------------------------------------
                                                    As Previously
                                                      Reported       Adjustments (A)    Restated
                                                    -------------   ---------------   ------------
Assets
Current assets:
     Cash and cash equivalents                      $      3,334      $         --      $      3,334
     Accounts receivable -- net                            3,920                --             3,920
     Prepaid and other                                     2,040            (1,737)              303
                                                    ------------      ------------      ------------
         Total current assets                              9,294            (1,737)            7,557

Timber, timberlands and roads - net                      346,080             1,217           347,297
Seed orchard and nursery stock                             1,640                 8             1,648
Property, plant and equipment - net                        1,227                --             1,227
Long term receivable                                       1,592              (599)              993
Deferred financing fees                                    6,336                --             6,336
                                                    ------------      ------------      ------------
         Total assets                               $    366,169      $     (1,111)     $    365,058
                                                    ============      ============      ============
Liabilities
Current liabilities:
     Accounts payable and accrued liabilities       $      6,203      $         --      $      6,203
     Deferred revenue                                      5,053               865             5,918
                                                    ------------      ------------      ------------
         Total current liabilities                        11,256               865            12,121

Long-term debt                                           225,000                --           225,000

Minority interest                                          1,299               (20)            1,279

Partners' Capital
Partners' capital                                        128,614            (1,956)          126,658
                                                    ------------      ------------      ------------
     Total liabilities and partners' capital        $    366,169      $     (1,111)     $    365,058
                                                    ============      ============      ============

      (A) The adjustment is the effect of deferring the recognition of revenue from certain stumpage contracts to the period when the timber is harvested. Revenues from these contracts were previously reported in the period the contracts were executed.

                         U.S. TIMBERLANDS COMPANY, L.P.
                 CONDENSED RESTATED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)
                                   (Unaudited)

                                                              September 30, 1998
                                                --------------------------------------------
                                                As Previously
                                                   Reported    Adjustments (A)    Restated
                                                -------------  ---------------  ------------
Assets
Current assets:
     Cash and cash equivalents                  $     10,936    $         --    $     10,936
     Accounts receivable -- net                        4,449              --           4,449
     Prepaid and other                                 4,081          (2,845)          1,236
                                                ------------    ------------    ------------
         Total current assets                         19,466          (2,845)         16,621

Timber, timberlands and roads - net                  337,631           2,005         339,636
Seed orchard and nursery stock                         1,768              --           1,768
Property, plant and equipment - net                    1,194              --           1,194
Long term receivable                                     678            (678)             --
Deferred financing fees                                6,167              --           6,167
                                                ------------    ------------    ------------
        Total assets                            $    366,904    $     (1,518)   $    365,386
                                                ============    ============    ============

Liabilities
Current liabilities:
     Accounts payable and accrued liabilities   $     12,389    $         --    $     12,389
     Deferred revenue                                  2,766           1,285           4,051
                                                ------------    ------------    ------------
         Total current liabilities                    15,155           1,285          16,440

Long-term debt                                       225,000              --         225,000

Minority interest                                      1,267             (28)          1,239

Partners' Capital
Partners' capital                                    125,482          (2,775)        122,707
                                                ------------    ------------    ------------
     Total liabilities and partners' capital    $    366,904    $     (1,518)   $    365,386
                                                ============    ============    ============

      (A) The adjustment is the effect of deferring the recognition of revenue from certain stumpage contracts to the period when the timber is harvested. Revenues from these contracts were previously reported in the period the contracts were executed.

                         U.S. TIMBERLANDS COMPANY, L.P.
             CONDENSED RESTATED CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (In Thousands)
                                   (Unaudited)

                                                               Six Months Ended June 30, 1998
                                                        -------------------------------------------
                                                        As Previously
                                                           Reported    Adjustments (A)     Restated
                                                        -------------  ---------------     --------
Cash Flows From Operating Activities:
Net Loss                                                $ (7,624)        $ (1,976)        $ (9,600)
Adjustments to reconcile net loss to net cash
provided by operating activities:
     Depreciation, depletion, road amortization and
      cost of timberland sold                             13,850           (1,217)          12,633
     Deferred financing fees                                 337               --              337
     Other non-cash items                                     --               --               --
     Working capital changes - net                        (3,510)           2,561             (949)
                                                        --------         --------         --------
Net cash provided by operating activities                  3,053             (632)           2,421

Cash Flows From Investing Activities:
     Timber and road additions - net                        (252)              34             (218)
     Capitalized seed orchard and nursery costs - net        (63)              --              (63)
     Purchase of property, plant and equipment - net         (28)              --              (28)
                                                        --------         --------         --------
Net cash used in investing activities                       (343)              34             (309)

Cash Flows From Financing Activities:

     Distribution to Unitholders                          (9,580)              --           (9,580)
     Distribution to member                                   --               --               --
     Long term receivables - net                            (421)             598              177
                                                                         --------         --------
Net cash used in financing activities                    (10,001)             598           (9,403)
                                                        --------         --------         --------
                                                          (7,291)              --           (7,291)
Decrease in cash and cash equivalents
Cash and cash equivalents - beginning of period           10,625               --           10,625
                                                        --------         --------         --------

Cash and cash equivalents - end of period               $  3,334         $     --         $  3,334
                                                        ========         ========         ========

      (A) The adjustment is the effect of deferring the recognition of revenue from certain stumpage contracts to the period when the timber is harvested. Revenues from these contracts were previously reported in the period the contracts were executed.

                         U.S. TIMBERLANDS COMPANY, L.P.
             CONDENSED RESTATED CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (In Thousands)
                                   (Unaudited)

                                                               Nine Months Ended September 30, 1998
                                                            ------------------------------------------
                                                            As Previously
                                                               Reported    Adjustments (A)   Restated
                                                            -------------  ---------------  ----------
Cash Flows From Operating Activities:
Net Loss                                                     $ (4,227)       $ (2,803)       $ (7,030)
Adjustments to reconcile net loss to net cash
provided by operating activities:
     Depreciation, depletion, road amortization and
      cost of timberland sold                                  22,411          (2,005)         20,406
     Deferred financing fees                                      506              --             506
     Other non-cash items                                       1,270              --           1,270
     Working capital changes - net                             (3,532)          4,132             600
                                                             --------        --------        --------
Net cash provided by operating activities                      16,428            (676)         15,752

Cash Flows From Investing Activities:
     Timber and road additions - net                             (530)             --            (530)
     Capitalized seed orchard and nursery costs - net              92              --              92
     Purchase of property, plant and equipment - net              (32)             --             (32)
                                                             --------        --------        --------
Net cash used in investing activities                            (470)             --            (470)

Cash Flows From Financing Activities:

     Distribution to Unitholders                              (16,140)             --         (16,140)
     Distribution to member                                        --              --              --
     Long term receivables - net                                  493             676           1,169
                                                             --------        --------        --------
Net cash used in financing activities                         (15,647)            676         (14,971)
                                                             --------        --------        --------
                                                                  311              --             311
Increase in cash and cash equivalents
Cash and cash equivalents - beginning of period                10,625              --          10,625
                                                             --------        --------        --------
Cash and cash equivalents - end of period                    $ 10,936        $     --        $ 10,936
                                                             ========        ========        ========

      (A) The adjustment is the effect of deferring the recognition of revenue from certain stumpage contracts to the period when the timber is harvested. Revenues from these contracts were previously reported in the period the contracts were executed.